SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2001

Structured Products Corp. on behalf of

            TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
            TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
                           TIERS Corporate Bond-Backed
                          Certificates Trust APA 1997-8
                    TIERS Corporate Bond-Backed Certificates
                                Trust JPM 1998-2
           TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
              TIERS TENS Certificates Trust LTR 1998-4
             TIERS Corporate Bond-Backed Certificates Trust C 1998-6
              TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1 CorTS Trust for J.C. Penney Debentures, Corporate-Backed
                                Trust Securities
   CorTS Trust for BellSouth Debentures, Corporate-Backed Trust Securities
          CorTS Trust for Xerox Capital Trust I, Corporate-Backed
                                     Trust Securities
                CorTS Trust for Southern Company Capital Trust I,
                        Corporate-Backed Trust Securities
             CorTS Trust for Countrywide Capital I, Corporate Backed
                                Trust Securities
          GINsK Principal-Protected Trust Certificates, Series Yen Bear 1999-1
                 Credit -Enhanced CorTS Trust for AON Capital A
                   CorTS Trust for Sherwin William Debentures
                 CorTS Trust II for Sherwin Williams Debentures
                       CorTS Trust for Chrysler Debentures
                     CorTS Trust II for Chrysler Debentures
                CorTS Trust for Great Western Financial Trust II
                         CORTS Trust for Ford Debentures

        Delaware                    33-55860/            13-3692801
        --------                    ---------            ----------
                                    33-357357
                                    ---------
        (State or other             (Commission          (IRS Employer
        jurisdiction of             File Number)         Identification
        incorporation or                                 Number)
        organization)

                 390 Greenwich Street, New York, New York 10013
    ------------------------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number including area code (212) 783-6645.
    Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York 10048
    ---------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

           Not Applicable.
Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.
Item 3.    Bankruptcy or Receivership.

           Not Applicable.
Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.
Item 5.    Other Events.


Item 6.    Resignations of Registrant's Directors.

           Not Applicable.
Item 7.    Financial  Statements,Pro-Forma Financial  Information and Exhibits.

           (a)  Not Applicable.

           (b)  Not Applicable.

           (c)  Exhibits.
                Trustee's Report with respect to the November 1, 2001 Distribution
                Date for the CorTS Trust for Ford Debentures

                No reports required for the other series listed.

           Not Applicable.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             /s/ Timothy P. Beaulac
                                       By:--------------------------------
                                       Name:   Timothy P. Beaulac
                                       Title:  President and Finance Officer


November 1, 2001

                                 EXHIBIT INDEX


Exhibit                                                        Page

1.  Trustee's  Report in  respect to the  November 1,  2001
    Distribution Date for the CorTS Trust for Ford Debentures    6

     CUSIP: 22080Q208

                                    Exhibit 1

To the Holders of
CORTS Trust for Ford Debentures The Trust


U.S. Bank Trust National Association, as Trustee for the CORTS Trust for Ford Debentures The Trust CUSIP: 22080Q208, hereby gives notice with respect to the Distribution occurring on November 1, 2001 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

          Principal       Interest            Total Distribution
          $0.00           0.925000            0.925000

2. The amount of aggregate interest due and not paid as of the Distribution Date is .00

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $300,000,000.00 aggregate principal amount of Ford Motor Company due 11-01-2046 (the "Term Assets") are held for the above trust. The Term Assets are currently rated A2 by Moody's Investors Service, Inc. and A by Standard and Poor's Ratings Group.

5. The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $300,000,000.00


                      U.S. Bank Trust National Association